Exhibit 11

JOINT FILING AGREEMENT

Pursuant to Rule 13(d)-1(k)(1) promulgated under the Securities Exchange Act of 1934, as amended, each of the undersigned acknowledges and agrees that the foregoing statement on Schedule 13D is filed on behalf of the undersigned and that all subsequent amendments to this statement on Schedule 13D shall be filed on behalf of the undersigned without the necessity of filing additional joint acquisition statements.  Each of the undersigned acknowledges that it shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning it contained therein, but shall not be responsible for the completeness and accuracy of the information concerning the other, except to the extent that it knows or has reason to believe that such information is inaccurate.

Dated as of May 6, 2011.

OCM MARINE INVESTMENTS CTB, LTD.

By: Oaktree Capital Management, L.P.
Its: Director

By:	/s/ Todd Molz
Name:	Todd Molz
Title:	Managing Director and General Counsel

By:	/s/ Martin Boskovich
Name:	Martin Boskovich
Title:	Senior Vice President, Legal

[Signature Pages — Joint Filing Agreement — Schedule 13D]

OCM MARINE HOLDINGS TP, L.P.

By: OCM Marine GP CTB, Ltd.
Its: General Partner

By: Oaktree Capital Management, L.P.
Its: Director

By:	/s/ Todd Molz
Name:	Todd Molz
Title:	Managing Director and General Counsel

By:	/s/ Martin Boskovich
Name:	Martin Boskovich
Title:	Senior Vice President, Legal

OCM MARINE GP CTB, LTD.

By: Oaktree Capital Management, L.P.
Its: Director

By:	/s/ Todd Molz
Name:	Todd Molz
Title:	Managing Director and General Counsel

By:	/s/ Martin Boskovich
Name:	Martin Boskovich
Title:	Senior Vice President, Legal

[Signature Pages — Joint Filing Agreement — Schedule 13D]

OAKTREE PRINCIPAL FUND V, L.P.

By:	Oaktree Principal Fund V GP, L.P.
Its:	General Partner

By:	Oaktree Principal Fund V GP Ltd.
Its:	General Partner

By:	Oaktree Capital Management, L.P.
Its:	Director

By:	/s/ Todd Molz
Name:	Todd Molz
Title:	Managing Director and General Counsel

By:	/s/ Martin Boskovich
Name:	Martin Boskovich
Title:	Senior Vice President, Legal

OAKTREE PRINCIPAL FUND V GP, L.P.

By:	Oaktree Principal Fund V GP Ltd.
Its:	General Partner

By:	Oaktree Capital Management, L.P.
Its:	Director

By:	/s/ Todd Molz
Name:	Todd Molz
Title:	Managing Director and General Counsel

By:	/s/ Martin Boskovich
Name:	Martin Boskovich
Title:	Senior Vice President, Legal

[Signature Pages — Joint Filing Agreement — Schedule 13D]

OAKTREE PRINCIPAL FUND V GP LTD.

By:	Oaktree Capital Management, L.P.
Its:	Director

By:	/s/ Todd Molz
Name:	Todd Molz
Title:	Managing Director and General Counsel

By:	/s/ Martin Boskovich
Name:	Martin Boskovich
Title:	Senior Vice President, Legal

OAKTREE PRINCIPAL FUND V (PARALLEL), L.P.

By:	Oaktree Principal Fund V GP, L.P.
Its:	General Partner

By:	Oaktree Principal Fund V GP Ltd.
Its:	General Partner

By:	Oaktree Capital Management, L.P.
Its:	Director

By:	/s/ Todd Molz
Name:	Todd Molz
Title:	Managing Director and General Counsel

By:	/s/ Martin Boskovich
Name:	Martin Boskovich
Title:	Senior Vice President, Legal

[Signature Pages — Joint Filing Agreement — Schedule 13D]

OAKTREE FF INVESTMENT FUND, L.P. - CLASS A

By:	Oaktree FF Investment Fund GP, L.P.
Its:	General Partner

By:	Oaktree FF Investment Fund GP Ltd.
Its:	General Partner

By:	Oaktree Capital Management, L.P.
Its:	Director

By:	/s/ Todd Molz
Name:	Todd Molz
Title:	Managing Director and General Counsel

By:	/s/ Martin Boskovich
Name:	Martin Boskovich
Title:	Senior Vice President, Legal

OAKTREE FF INVESTMENT FUND GP, L.P.

By:	Oaktree FF Investment Fund GP Ltd.
Its:	General Partner

By:	Oaktree Capital Management, L.P.
Its:	Director

By:	/s/ Todd Molz
Name:	Todd Molz
Title:	Managing Director and General Counsel

By:	/s/ Martin Boskovich
Name:	Martin Boskovich
Title:	Senior Vice President, Legal

[Signature Pages — Joint Filing Agreement — Schedule 13D]

OAKTREE FF INVESTMENT FUND GP LTD.

By:	Oaktree Capital Management, L.P.
Its:	Director

By:	/s/ Todd Molz
Name:	Todd Molz
Title:	Managing Director and General Counsel

By:	/s/ Martin Boskovich
Name:	Martin Boskovich
Title:	Senior Vice President, Legal

OCM ASIA PRINCIPAL OPPORTUNITIES FUND, L.P.

By:	OCM Asia Principal Opportunities Fund GP, L.P.
Its:	General Partner

By:	OCM Asia Principal Opportunities Fund GP Ltd.
Its:	General Partner

By:	Oaktree Capital Management, L.P.
Its:	Director

By:	/s/ Todd Molz
Name:	Todd Molz
Title:	Managing Director and General Counsel

By:	/s/ Martin Boskovich
Name:	Martin Boskovich
Title:	Senior Vice President, Legal

[Signature Pages — Joint Filing Agreement — Schedule 13D]

OCM ASIA PRINCIPAL OPPORTUNITIES FUND GP, L.P.

By:	OCM Asia Principal Opportunities Fund GP Ltd.
Its:	General Partner

By:	Oaktree Capital Management, L.P.
Its:	Director

By:	/s/ Todd Molz
Name:	Todd Molz
Title:	Managing Director and General Counsel

By:	/s/ Martin Boskovich
Name:	Martin Boskovich
Title:	Senior Vice President, Legal

OCM ASIA PRINCIPAL OPPORTUNITIES FUND GP LTD.

By:	Oaktree Capital Management, L.P.
Its:	Director

By:	/s/ Todd Molz
Name:	Todd Molz
Title:	Managing Director and General Counsel

By:	/s/ Martin Boskovich
Name:	Martin Boskovich
Title:	Senior Vice President, Legal

[Signature Pages — Joint Filing Agreement — Schedule 13D]

OAKTREE FUND GP I, L.P.

By:	/s/ Todd Molz
Name:	Todd Molz
Title:	Authorized Signatory

By:	/s/ Martin Boskovich
Name:	Martin Boskovich
Title:	Authorized Signatory

OAKTREE CAPITAL I, L.P.

By:	/s/ Todd Molz
Name:	Todd Molz
Title:	Managing Director, General Counsel and Secretary

By:	/s/ Martin Boskovich
Name:	Martin Boskovich
Title:	Senior Vice President

OCM HOLDINGS I, LLC

By:	/s/ Todd Molz
Name:	Todd Molz
Title:	Managing Director, General Counsel

By:	/s/ Martin Boskovich
Name:	Martin Boskovich
Title:	Senior Vice President

[Signature Pages — Joint Filing Agreement — Schedule 13D]

OAKTREE HOLDINGS, LLC

By:	Oaktree Capital Group, LLC
Its:	Managing Member

By:	/s/ Todd Molz
Name:	Todd Molz
Title:	Managing Director, General Counsel and Secretary

By:	/s/ Martin Boskovich
Name:	Martin Boskovich
Title:	Senior Vice President

OAKTREE CAPITAL MANAGEMENT, L.P.

By:	/s/ Todd Molz
Name:	Todd Molz
Title:	Managing Director and General Counsel

By:	/s/ Martin Boskovich
Name:	Martin Boskovich
Title:	Senior Vice President, Legal

OAKTREE HOLDINGS, INC.

By:	/s/ Todd Molz
Name:	Todd Molz
Title:	Managing Director, General Counsel and Secretary

By:	/s/ Martin Boskovich
Name:	Martin Boskovich
Title:	Senior Vice President

[Signature Pages — Joint Filing Agreement — Schedule 13D]

OAKTREE CAPITAL GROUP, LLC

By:	/s/ Todd Molz
Name:	Todd Molz
Title:	Managing Director, General Counsel and Secretary

By:	/s/ Martin Boskovich
Name:	Martin Boskovich
Title:	Senior Vice President

OAKTREE CAPITAL GROUP HOLDINGS, L.P.

By:	Oaktree Capital Group Holdings GP, LLC
Its:	General Partner

By:	/s/ Todd Molz
Name:	Todd Molz
Title:	Managing Director and General Counsel

By:	/s/ Martin Boskovich
Name:	Martin Boskovich
Title:	Senior Vice President

OAKTREE CAPITAL GROUP HOLDINGS GP, LLC

By:	/s/ Todd Molz
Name:	Todd Molz
Title:	Managing Director and General Counsel

By:	/s/ Martin Boskovich
Name:	Martin Boskovich
Title:	Senior Vice President

[Signature Pages — Joint Filing Agreement — Schedule 13D]